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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   AUGUST 29, 2001
                                                --------------------------------

                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       NEW JERSEY                     0-18492                22-1899798
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(State or other jurisdic-          (Commission             (IRS Employer
 tion of incorporation)            File Number)           Identification No.)


        300 ATRIUM DRIVE, SOMERSET, N.J.                         08873
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 5.  OTHER EVENTS


         TeamStaff, Inc. ("Teamstaff or the "Company") announced the results of its Annual Meeting of Shareholders held on Wednesday August 29, 2001. As set forth in the Proxy Statement dated as of August 7, 2001, shareholders were requested to vote upon and approve the election of directors and the proposed reverse subsidiary merger with BrightLane.com, Inc.

         On the record date of July 31, 2001, there were 8,079,553 shares outstanding.

1.       Election of Directors

         Shareholders approved the election of the following Class 2 Directors:


                               Votes Cast          % Cast           Withhold         %
NOMINEES                          FOR                FOR         AUTHORITY TO VOTE   WITHELD
--------                       ----------          ------        -----------------   -------
John H.  Ewing                 6,716,799             96%               261,064          4%

Rocco J.  Marano               6,716,799             96%               261,064          4%

Charles R. Dees,  Jr           6,716,799             96%               261,064          4%



         In accordance with the Agreement and Plan of Merger dated as of March 6, 2001 among TeamStaff, Inc., BrightLane.com, Inc. and TeamSub, Inc., and as described in the Proxy Statement, following consummation of the transaction with BrightLane, the foregoing persons will resign from the Board of Directors and the Board will be reconstituted as follows:


NAME                             DIRECTOR CLASS            TERM EXPIRES

Donald MacLeod                     Class 3                    2002
Martin Delaney                     Class 3                    2002

T. Stephen Johnson                 Class 1                    2003
William Marino                     Class 1                    2003
Susan Wolken                       Class 1                    2003

Karl Dieckmann                     Class 2                    2004
Donald Kappauf                     Class 2                    2004
David Carroll                      Class 2                    2004


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2.  Proposal to Approve BrightLane Transaction

         Shareholders were requested to approve and adopt the issuance of up to 8,216,631 shares of Common Stock, and related transactions, as contemplated in the Agreement and Plan of Merger, dated as of March 6, 2001, as amended, by and among TeamStaff, Inc., BrightLane.com, Inc. and TeamSub, Inc.. The proposal was approved by the following votes:


 Votes Cast            Votes Cast                                Withheld
For Adoption        Against Adoption                             Authority
OF PROPOSAL           OF PROPOSAL           ABSTAINED            TO VOTE
------------        ----------------        ---------            ---------


4,495,361               36,823               25,575              1,907,905


Of the shares entitled to vote and voting at the meeting (either by proxy or in person), approximately 69% voted in favor of the proposal related to the BrightLane transaction and approximately 29% withheld authority to vote

The parties anticipate closing to be effective on Friday, August 31, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2001                               TEAMSTAFF,  INC.
                                                     (Registrant)


                                                     By/s/ Donald Kappauf
                                                       -------------------------
                                                       Donald Kappauf
                                                       Chief Executive Officer





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